Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

4. Income Taxes

INCOME BEFORE INCOME TAXES	2013	2012	2011
U.S.	$169.4	$171.2	$165.1
Non-U.S.	564.6	497.4	663.2

Total	$734.0	$668.6	$828.3

PROVISION FOR INCOME TAXES	2013	2012	2011
Current
U.S. federal	$42.7	$62.8	$32.3
Non-U.S.	164.7	146.2	157.6
U.S. state and local	1.6	5.8	6.5
Deferred
U.S. federal	11.7	0.2	1.8
Non-U.S.	22.2	(29.6)	3.0
U.S. state and local	1.2	(2.4)	0.1

Total income tax expense (benefit)	$244.1	$183.0	$201.3

EFFECTIVE INCOME TAX RATE	2013	2012	2011
U.S. federal income tax rate	35.0%	35.0%	35.0%
Foreign tax rate variances	(8.2)	(7.6)	(7.5)
Tax credits	(4.5)	(3.2)	(3.0)
Change in Valuation Allowances	5.3	(1.1)	0.2
Current year losses with no benefit	4.0	3.2	1.4
Net operating loss carry-forwards	(0.1)	(0.2)	(0.4)
Changes in tax reserves	1.1	(0.0)	(2.4)
Cost of double taxation	0.6	0.9	0.7
Earnings of equity investments	(0.4)	(0.4)	(0.3)
Withholding taxes	1.0	1.6	1.9
State taxes, net of federal benefit	0.2	0.3	0.5
Statutory Investment Allowances	0.0	(2.3)	(1.4)
Antitrust Settlement	0.0	0.9	0.0
Other, net	(0.8)	0.3	(0.4)
Effective income tax rate	33.2%	27.4%	24.3%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. On December 31, 2013, the Company had net operating loss carry-forwards (NOL’s) of approximately $287 million, of which approximately $201 million have no expiration date. The remaining losses expire on various dates through 2030. The Company also has $20 million of U.S. Foreign Tax Credit carry forwards, which begin to expire in 2022. The Company also has Investment Tax Credit carry forwards of $3 million, which expire on various dates through 2021.

Valuation allowances have been established which partially offset the related deferred assets. Such allowances are primarily provided against NOL’s of companies that have perennially incurred losses, as well as the NOL’s of companies that are start-up operations and have not established a pattern of profitability. The Company assesses all available evidence, both positive and negative, to determine the amount of any required valuation allowance. In the fourth quarter of 2013 the Company recorded a valuation allowance against deferred tax assets of $39 million which was related to the inefficiencies in Europe and capacity alignment due to depressed volumes in the region.

The Company has benefited from “tax holidays” in certain of its subsidiaries, principally in China. The foreign tax rate variance includes the effect of these tax holidays. These tax holidays typically take the form of reduced rates of tax on income for a period of several years following the establishment of an eligible company. These tax holidays have resulted in income tax savings of approximately $12 million ($0.13 per share) in 2012 and $10 million ($0.11 per share) in 2011. These special holiday rates expired at the end of 2012. The foreign tax rate variance reflects the fact that approximately two-thirds of the Company’s non-U.S. pre-tax income is generated by business operations located in tax jurisdictions where the tax rate is between 25%-30%.

The Company has reserves for income taxes that may become payable in future periods as a result of tax audits. These reserves represent the Company’s best estimate of the potential liability for tax exposures. Inherent uncertainties exist in estimates of tax exposures due to changes in tax law, both legislated and concluded through the various jurisdictions’ court systems. The Company files income tax returns in the United States federal jurisdiction, and various states and foreign jurisdictions.

At any given time, the Company is undergoing tax audits in several tax jurisdictions, covering multiple years. The Company is no longer subject to income tax examination by the U.S. Federal tax authorities for years prior to 2009. With few exceptions, the Company is no longer subject to income tax examination by U.S. state or local tax authorities or by non-U.S. tax authorities for years before 2004. The Company concluded U.S. federal tax audits covering years 2003-2008 in June 2011, and as a result of the conclusion of the U.S. tax audits and other proceedings, the Company released approximately $24 million of its tax reserves in the second quarter of 2011. The Company is undergoing tax audits in several non-U.S. jurisdictions covering multiple years. As of December 31, 2013, as a result of those tax examinations, the Company is not aware of any proposed income tax adjustments that would have a material impact on the Company’s financial statements, however, other audits could result in additional increases or decreases to the unrecognized tax benefits in some future period or periods.

The Company recognizes interest and potential penalties accrued related to unrecognized tax benefits in tax expense. As of January 1, 2013, the Company had recorded $15.6 million for unrecognized tax benefits related to prior years, including $2.2 million of accrued interest and penalties. During 2013, the Company recorded a net increase of $7.7 million to income tax reserves for unrecognized tax benefits based on tax positions related to the current and prior years. The Company had $2.1 million accrued for the payment of interest and penalties as of December 31, 2013. Of the total unrecognized tax benefits of $23.3 million recorded at December 31, 2013, $4.0 million is classified as current income tax payable, and $19.3 million is classified as non-current tax payable included in Other Non-Current Liabilities on the Consolidated Balance Sheet. Substantially all of these reserves would impact the effective tax rate if released into income.

TABULAR PRESENTATION OF TAX BENEFITS UNRECOGNIZED	2013	2012	2011
Unrecognized tax benefits at beginning of year	$14.7	$14.0	$33.2
Gross amounts of increases and decreases:
Increases as a result of tax positions taken during a prior period	7.2	1.3	5.1
Decreases as a result of tax positions taken during a prior period	(0.3)	(0.3)	(4.0)
Increases as a result of tax positions taken during the current period	2.9	0.6	1.9
Decreases as a result of tax positions taken during the current period	0.0	0.0	0.0
Decreases relating to settlements with taxing authorities	(0.8)	(0.3)	(5.1)
Decreases resulting from the lapse of the applicable statute of limitations	(0.6)	(1.3)	(15.9)
Translation Difference	(0.4)	0.7	(1.2)

Total unrecognized tax benefits at end of year	$22.7	$14.7	$14.0

DEFERRED TAXES DECEMBER 31	2013	2012	2011
Assets
Provisions	$97.2	$105.9	$96.1
Costs capitalized for tax	18.5	11.5	5.9
Property, plant and equipment	20.9	26.1	27.2
Retirement Plans	49.9	99.7	79.8
Tax receivables, principally NOL’s	136.6	104.9	80.8
Deferred tax assets before allowances	$323.1	$348.1	$289.8
Valuation allowances	(115.5)	(44.8)	(41.7)

Total	$207.6	$303.3	$248.1

Liabilities
Acquired intangibles	$(25.3)	$(29.2)	$(31.9)
Statutory tax allowances	(1.3)	(1.5)	(2.1)
Insurance deposit	(6.4)	(7.5)	(7.6)
Distribution taxes	(38.1)	(43.0)	(32.0)
Other	(3.0)	(2.5)	(1.4)

Total	$(74.1)	$(83.7)	$(75.0)

Net deferred tax asset	$133.5	$219.6	$173.1

VALUATION ALLOWANCES AGAINST DEFERRED TAX ASSETS DECEMBER 31	2013	2012	2011
Allowances at beginning of year	$44.8	$41.7	$30.1
Benefits reserved current year	76.1	15.7	31.2
Benefits recognized current year	(1.8)	(11.7)	(15.1)
Write-offs and other changes	(0.0)	(0.0)	(1.5)
Translation difference	(3.6)	(0.9)	(3.0)
Allowances at end of year	$115.5	$44.8	$41.7

U.S. federal income taxes have not been provided on $4.3 billion of undistributed earnings of non-U.S. operations, which are considered to be permanently reinvested. Most of these undistributed earnings are not subject to withholding taxes upon distribution to intermediate holding companies. However, when appropriate, the Company provides for the cost of such distribution taxes. The Company has determined that it is not practicable to calculate the deferred tax liability if the entire $4.3 billion of earnings were to be distributed to the United States.